                                    EXHIBIT 10.22 - Real Sublease Agreement
                                                    between Registrant and
                                                    Bingo Technology Corporation


[CB COMMERCIAL LOGO]     SUBLEASE

1.   PARTIES.

     This Sublease, dated August , 1998, is made between Borealis Technology Corporation ("Sublessor"), and Bingo Technology Corporation ("Sublessee").

2.   MASTER LEASE.

     Sublessor is the lessee under a written lease dated June 11, 1996, wherein DBB Holding, Inc. ("Lessor") leased to Sublessor the real property located in the City of Carson City, County of Carson City, State of Nevada, described as 19,105 square foot building at 4070 Silver Sage Drive ("Master
     Premises"). Said lease has been amended by the following amendments   None;
     said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A."

3.   PREMISES.

     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): Entire Building.

4.   WARRANTY BY SUBLESSOR.

     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.   TERM.

     The Term of this Sublease shall commence on November 15, 1998 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on April 15, 2000 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delays, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.   RENT.

     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at DBB Holdings, Inc., PO Box 7096, Incline Village, Nevada 89452-7096 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of See Attachment A - Rent Schedule Dollars ($_____) per month, in advance of the first day of each month of the Term, Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Sixteen Thousand Two Hundred Fifty-Two and 50/100 Dollars ($16,252.50) as rent for November, 1998. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:

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     6.2  Operating Costs. If the Master Lease requires Sublessor to pay to
          Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent __________ percent (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such

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          additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

 7.  SECURITY DEPOSIT.

     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Sixteen Thousand Two Hundred Fifty-Two and 50/100 Dollars ($16,252.50) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount when due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

 8.  USE OF PREMISES.

     The Premises shall be used and occupied only for computer software technology, research and development, general office, sales, and storage, and for no other use or purpose.

 9.  ASSIGNMENT AND SUBLETTING.

     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.  OTHER PROVISIONS OF SUBLEASE.

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following:
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section B of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause
     Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEYS' FEES.

     If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.  AGENCY DISCLOSURE:

     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except; CS COMMERCIAL REAL ESTATE GROUP, INC, who represents Borealis Technology Corporation and CB Richard Ellis, Inc., who represents Singo Technology Corporation. In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Sublessor and Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.  COMMISSION.

     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of based on rent schedules in Attachment A ______________________________________________ Dollars ($________________),
     for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission. Commission due at move in date.

14.  NOTICE.

     All notices and demands may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from


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time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

To Sublessor:___________________________________________________________________

To Sublessee: BTC, P.O. Box 5367, Stateline, NV 89449 ATTN: Jerilyn Fry

15. CONSENT BY LESSOR. THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

18. COMPLIANCE.

    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The American With Disabilities Act.

Sublessor: Borealis Technology Corp.    Sublessee:  Bingo Technology Corp.

By: Elizabeth J. Gasper                 By: [SIG]

Title: CFO                              Title: C.O.O.

By:_________________________________    By:_________________________________

Title:______________________________    Title:  President

Date:_______________________________    Date: 9/3/98


                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Lessor:__________________________

By:______________________________

Title:___________________________

By:______________________________

Title:___________________________

Date:____________________________

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   CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

   In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist, or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
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                                  ATTACHMENT A

                                 RENT SCHEDULE

                    Months 1 through 3            $16,252.50

                    Months 4 through 12           $17,031.34

                    Months 13 through 15          $23,031.34

                    Months 16 through 27          $23,837.44

                    Months 28 through 39          $24,671.75



Sublessor         [SIG]                 Date 9/22/98
          -------------------------          ---------



Sublessee         [SIG]                 Date 9/3/98
          -------------------------          ---------
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                                  ATTACHMENT B


     This lease is for 15 months, terminating April 1, 2000, with two one year options.

     Sublessee agrees to two, one year options, commencing April 1, 2000, terminable under the following conditions: Sublease can terminate the options by notifying Sublessor of intent to do so 90 days prior to the end of the lease period. That is, if on or before January 1, 2000, Sublessee notifies Sublessor of intent to terminate said options, said options shall expire and become non-enforceable. If on or before January 1, 2001, Sublessee notifies Sublessor of intent to terminate the second option (commencing April 1, 2001) said second option shall expire and become non-enforceable. Notice to terminate first option is considered proper notice to terminate second option. No extension shall go past January 31, 2002, the date of the original lease.

     If notice of termination is not given to Sublessor by the dates outlined above, the option will automatically roll to another year.


     Sublessor  ELIZABETH J. GASPER          Date 9/22/98
               ------------------------           ---------


     Sublessee      [SIG]                    Date 9/15/98
               ------------------------           ---------